EARNINGS PER COMMON SHARE COMPUTATION	12 Months Ended
Dec. 31, 2013
EARNINGS PER COMMON SHARE COMPUTATION

13. EARNINGS PER COMMON SHARE COMPUTATION

Detail supporting the computation of basic and diluted earnings per common share was as follows for the years ended December 31, 2013, 2012 and 2011:

	2013	2012	2011
	(dollars in millions, except per common share results, number of shares/options in thousands)
Net income available for common stockholders	$1,231	$1,222	$1,419

Weighted-average outstanding shares of common stock used to compute basic earnings per common share	157,503	161,484	165,413
Dilutive effect of:
Employee stock options	322	576	959
Restricted stock	1,326	1,397	1,455

Shares used to compute diluted earnings per common share	159,151	163,457	167,827

Basic earnings per common share	$7.81	$7.56	$8.58

Diluted earnings per common share	$7.73	$7.47	$8.46

Number of antidilutive stock options and restricted stock awards excluded from computation	704	754	864